UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): February 29, 2016

EVERTEC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building Road 176, Kilometer 1.3 San Juan, Puerto Rico		00926
(Address of principal executive offices)		(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 29, 2015, Evertec, Inc. (the “Company”) filed a Form 12b-25, Notification of Late Filing (the “Form 12b-25”) with the Securities and Exchange Commission (the “SEC”) with regard to its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Form 10-K”). Filing the Form 12b-25 provides the Company with a 15-calendar day grace period to file its Form 10-K. As set forth in the Form 12b-25, the Company was unable to file its Form 10-K because it needs more time to evaluate a tax and related accounting position with respect to its net operating loss and related deferred tax asset. Until the Company is able to complete its analysis and its audit, the Company will be unable to file its Form 10-K. The Company is diligently working to complete this analysis and audit and will file the Form 10-K prior to the fifteenth calendar date following the prescribed due date or as soon as practicable thereafter.

Forward-Looking Statements

Certain statements in this report on Form 8-K constitute “forward-looking statements” within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of EVERTEC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by, or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” and “plans” and similar expressions of future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Particular risks and uncertainties include, among others, the failure of the Company to file its 2015 Form 10-K within the statutorily prescribed 15-day grace period and the potential resolution of the tax and related accounting position in a manner adversely affecting the Company’s financial results. Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements” and “Risk Factors” in the reports the Company files with the SEC from time to time, in connection with considering any forward-looking statements that may be made by the Company and its businesses generally. We undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: February 29, 2016	By:	/s/ Peter J.S. Smith
Name: Peter J.S. Smith
Title: Chief Financial Officer

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